Exhibit 1

AGREEMENT OF JOINT FILING

(GENCO SHIPPING & TRADING LIMITED)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 26, 2016.

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO FRANKLIN PARTNERSHIP, L.P.

By:	Apollo Franklin Advisors (APO DC), L.P.
its general partner

	By:	Apollo Franklin Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO FRANKLIN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III LP

By:	Apollo Credit Opportunity Fund III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

		By:		Apollo Credit Opportunity Advisors III (APO FC) GP LLC
its general partner

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY FUND III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC
its general partner

		By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY FUND (OFFSHORE) III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) GP LLC
its general partner

		By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

AEC (LUX) S.Á.R.L.

By:	Apollo European Credit Management, L.P.
its investment manager

	By:	Apollo European Credit Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT, L.P.

By:	Apollo European Credit Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

AES (LUX) S.Á.R.L.

By:	Apollo European Strategic Management, L.P.
its investment manager

	By:	Apollo European Strategic Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:	Apollo European Strategic Management, LLC
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its general partner

	By:		Apollo SOMA Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

ANS U.S. HOLDINGS LTD.

By:	Apollo SK Strategic Investments, L.P.
its sole member-manager

	By:	Apollo SK Strategic Advisors GP, L.P.
its general partner

		By:	Apollo SK Strategic Advisors, LLC

			By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SK STRATEGIC INVESTMENTS, L.P.

By:	Apollo SK Strategic Advisors, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO SK STRATEGIC MANAGEMENT, LLC

By:	Apollo Capital Management, L.P.
its sole member

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO ZEUS STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Joseph D. Glatt
Joseph D. Glatt
Vice President